Provisions	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Provisions

15.	PROVISIONS
Changes in the Group’s provisions for the fiscal years ended December 31, 2020, 2019 and 2018 are as follows:

	Provision for lawsuits and contingencies			Provision for environmental liabilities		Provision for hydrocarbon wells abandonment obligations				Total
	Noncurrent		Current	Noncurrent	Current	Noncurrent		Current		Noncurrent	Current
Amount as of December 31, 2017	11,667		688	1,196	1,018	41,871		736		54,734	2,442

Increases charged to expenses	3,320		357	3,021	—	3,785		—		10,126	357
Decreases charged to income	(371)		(266)	—	—	(14,250)		—		(14,621)	(266)
Amounts incurred due to payments/utilization	(76)		(129)	—	(933)	—		(1,514)		(76)	(2,576)
Net exchange and translation differences	6,826		471	495	80	43,674		758		50,995	1,309
Increases due to business combination (2)	—		—	465	—	—		—		465	—
Result from net monetary position (3)	(204)		66	—	—	—		—		(204)	66
Reclassifications and other movements	73		(64)	(1,457)	1,457	(16,647	) (1)	1,804	(1)	(18,031)	3,197

Amount as of December 31, 2018	21,235		1,123	3,720	1,622	58,433		1,784		83,388	4,529

Increases charged to expenses	18,460	(4)	9	1,695	—	7,409		—		27,564	9
Decreases charged to income	(2,358)		(744)	(63)	—	(2,950)		—		(5,371)	(744)
Amounts incurred due to payments/utilization	(73)		(194)	—	(1,821)	—		(2,774)		(73)	(4,789)
Net exchange and translation differences	7,405		443	479	106	35,219		1,079		43,103	1,628
Result from net monetary position (3)	(92)		—	—	—	—		—		(92)	—
Reclassifications and other movements	(744)		648	(2,003)	2,003	(1,004	) (1)	2,176	(1)	(3,751)	4,827

Amount as of December 31, 2019	43,833		1,285	3,828	1,910	97,107		2,265		144,768	5,460

Increases charged to expenses	8,917		219	3,428	—	11,117		—		23,462	219
Decreases charged to income	(6,331	) (5)	(1,039)	(224)	—	(5,249)		—		(11,804)	(1,039)
Amounts incurred due to payments/utilization	(43)		(132)	—	(1,330)	—		(1,298)		(43)	(2,760)
Net exchange and translation differences	9,475		498	525	12	41,185		960		51,185	1,470
Result from net monetary position (3)	(35)		—	—	—	—		—		(35)	—
Reclassifications and other movements	(5,447	) (6)	1,103	(2,026)	2,026	(13,572	) (1)	(346	) (1)	(21,045)	2,783

Amount as of December 31, 2020	50,369		1,934	5,531	2,618	130,588		1,581		186,488	6,133

(1)
Includes (13,918), 1,172 and (11,710) corresponding to the annual recalculation of abandonment of hydrocarbon wells cost for the years ended December 31, 2020, 2019 and 2018, respectively; and (3,133) corresponding to liabilities reclassified as Liabilities associated to assets held for disposal as of December 31, 2018.

(2)	See Note 3.
(3)
Includes adjustment for inflation of opening balances of provisions in subsidiaries with the Peso as functional currency which was charged to other comprehensive income and the adjustment for inflation of the fiscal year, which was charged to results.

(4)
Includes 10,572 corresponding to the recognition of the dispute relating to the tax deduction of hydrocarbon well abandonment costs for periods 2011-2017 plus the accrual of financial interest since March 31, 2019, date on which the Company decided to adhere to the regime of extended moratorium. See Note 16.

(5)
Includes 3,645 corresponding to the recovery of liabilities with the regime of extended moratorium for periods 2011-2013 of the dispute relating to the tax deduction of hydrocarbon well abandonment costs. See Note 16.

(6)
Includes 2,953 reclassified as Income tax liability with the regime of extended moratorium for 2011-2013 of the dispute relating to the tax deduction of hydrocarbon well abandonment costs. See Note 16.

The Group is part to a number of labor, commercial, civil, tax, criminal, environmental, customs and administrative proceedings that, either alone or in combination with other proceedings, could, if resolved in whole or in part adversely against it, result in the imposition of material costs, judgments, fines or other losses. While the Group believes that such risks have been provisioned appropriately based on the opinions and advice of our legal advisors and in accordance with applicable accounting standards, certain loss contingencies are subject to change as new information develops and results of the presented evidence are obtained, among other factors. It is possible that losses resulting from such risks, if proceedings are decided in whole or in part adversely to the Group, could significantly exceed the recorded provisions.
Additionally, due to its operations, the Group is subject to various laws and regulations relating to the protection of the environment. These laws and regulations may impose, among other things, liability on companies for the cost of pollution cleanup and environmental damages resulting from operations. Management believes that the Group’s operations are in substantial compliance with laws and regulations currently in force relating to the protection of the environment as such laws have historically been interpreted and enforced.
However, the Group is periodically conducting new studies to increase its knowledge concerning the environmental situation in certain geographic areas where the Group operates in Argentina, in order to establish their status, causes and necessary remediation and, based on the aging of the environmental issue, to analyze the possible responsibility of the Argentine Government, in accordance with the contingencies assumed by the Argentine Government for which YPF has the right of indemnity for liabilities existing as of December 31, 1990. Until these studies are completed and evaluated, the Group cannot estimate what additional costs, if any, will be required. However, it is possible that other work, including provisional remedial measures, may be required.
15.a) Provision for lawsuits and contingencies
The Group has recognized pending lawsuits, claims and contingencies, which are probable and can be reasonably estimated. The most significant pending lawsuits and contingencies recognized are described in the following paragraphs.
15.a.1) Liabilities and contingencies assumed by the Argentine Government before 1990
Under YPF’s Privatization Law, the Argentine Government took over certain obligations of the predecessor company as of December 31, 1990. In certain lawsuits related to events or acts that took place before December 31, 1990, YPF has been required to make advance payments established in certain judicial decisions. YPF has the right to be reimbursed for these payments by the Argentine Government pursuant to the above-mentioned indemnity.

•	DOP Claims
Pursuant to SE Resolution No. 265/2004, the Argentine Government created a program of useful cutbacks of natural gas exports and their associated transportation services. Such program was initially implemented by means of Regulation No. 27/2004 of the Under-Secretariat of Fuels, which was subsequently substituted by the Program of Rationalization of Gas Exports and Use of Transportation Capacity (the “Program”) approved by SE Resolution No. 659/2004. Additionally, Resolution No. 752/2005 provided that industrial users and thermal generators (which according to this resolution will have to request volumes of gas directly from the producers) could also acquire the natural gas from the cutbacks on natural gas exports through the Permanent Additional Injection mechanism created by this resolution. Through the Program and/or the Permanent Additional Injection, the Argentine Government requires natural gas exporting producers to deliver additional volumes to the domestic market in order to satisfy natural gas demand of certain consumers in the Argentine market (“Additional Injection Requirements”). Such additional volumes are not contractually committed by YPF, which is thus forced to affect natural gas exports, which execution has been conditioned. The mechanisms established by the SE Resolutions No. 659/2004 and 752/2005 have been adapted by SE Resolution No. 599/2007, which modifies the conditions for the imposition of the requirements, depending on whether the producers have signed the proposed agreement, ratified by such resolution, between the SE and the producers.

ENARGAS Resolution No. 1,410/2010 also approved the “Procedure for Applications, Confirmations and Gas Control” which sets new rules for natural gas dispatch applicable to all participants in the natural gas industry, imposing new and more severe regulations to the producers’ availability of natural gas. Additionally, the Argentine Government, through instructions made using different procedures, has ordered limitations on natural gas exports (in conjunction with the Program and the Permanent Additional Injection, named the “Export Administration”). On January 5, 2012, the BO published SE Resolution No. 172/2012, which temporarily extends the rules and criteria established by SE Resolution No. 599/2007, until new legislation replaces the resolution previously mentioned. This resolution was appealed on February 17, 2012 by filing a motion for reconsideration with the SE.
Because of the resolutions mentioned before, in several occasions since 2004, YPF was forced to suspend, either totally or partially, its natural gas deliveries to some of its export clients, with whom YPF has undertaken firm commitments to deliver natural gas.
YPF has challenged the Program, the Permanent Additional Injection and the Additional Injection Requirements, established by Secretariat of Energy Resolutions No. 599/2007 and 172/2011 and ENARGAS Resolution No. 1,410/2010, as arbitrary and illegitimate, and has invoked vis-à-vis
the relevant clients that the Export Administration constitute a fortuitous case or force majeure event (act of authority) that releases YPF from any liability and/or penalty for the failure to deliver the contractual volumes. These clients have rejected the force majeure argument invoked by YPF, and some of them have demanded the payment of indemnifications and/or penalties for the failure to comply with firm supply commitments, and/or reserved their rights to future claims in such respect. On December 9, 2015, the ENARGAS rejected YPF’s challenge to Resolution No. 1,410/2010. YPF did not appeal the ENARGAS resolution that dismissed the presented challenge.
On June 29, 2018 ENARGAS Resolution No. 124/2018 was published, approving the restated text of the internal regulations of dispatch centers applicable as of June 30, 2018 and derogates ENARGAS Resolution No. 1,410/2010.
Costs from contractual penalties arising from the failure to deliver natural gas until December 31, 2020, have been charged to provision to the extent that such costs are probable and can be reasonably estimated.

•	AES Uruguaiana Emprendimentos S.A. (“AESU”) and Transportadora de Gas del Mercosur S.A. (“TGM”)
On June 25, 2008, AESU claimed damages in a total amount of US$ 28.1 million for natural gas “deliver or pay” penalties for cutbacks accumulated from September 16, 2007 until June 25, 2008, and also claimed an additional amount of US$ 2.7 million for natural gas “deliver or pay” penalties for cutbacks accumulated from January 18, 2006 until December 1, 2006. YPF has rejected both claims. On September 15, 2008, AESU notified YPF that it would no longer be complying with its obligations, alleging late payments and non-compliance
by YPF. YPF rejected the arguments of this notification. On December 4, 2008, YPF notified AESU that, having ceased the force majeure conditions pursuant to the contract in force; it would suspend its delivery commitments, due to repeated breaches of AESU obligations. AESU has rejected this notification. On December 30, 2008, AESU rejected YPF’s right to suspend its natural gas deliveries. On March 20, 2009, AESU formally notified YPF of the termination of the contract. On April 6, 2009, YPF promoted an arbitration process at the International Chamber of Commerce (“ICC”) against AESU, Companhía do Gas do Estado do Río Grande do Sul (“SULGAS”) and Transportadora de Gas del Mercosur S.A. (“TGM”). On the same date, YPF was notified by the ICC of an arbitration process initiated by AESU and SULGAS against YPF in which they claimed, among other matters considered inadmissible by YPF, consequential loss, AESU’s plant dismantling costs and the payment of DOP penalties mentioned above, all of which totaled approximately US$ 1,052 million.
Additionally, YPF was notified of the arbitration process brought by TGM at the ICC, claiming from YPF the payment of approximately US$ 10 million plus interest up to the date of effective payment, in connection with the payment of invoices related to the Transportation Gas Contract entered into on September 1998 between YPF and TGM, associated with the aforementioned exportation of natural gas contract signed with AESU.

On April 8, 2009, YPF requested that this claim be rejected and counterclaimed for the termination of the natural gas transportation contract based on its termination rights upon the termination by AESU and SULGAS of the related natural gas export contract. In turn, YPF initiated an arbitration process at the ICC against TGM, among others. YPF received the reply to the complaint from TGM, which requested the full rejection of YPF’s claims and filed a counterclaim against YPF asking the Arbitration Tribunal to require YPF to compensate TGM for all present and future damages suffered by TGM due to the termination of the Transportation Gas Contract and the Memorandum of Agreement dated on October 2, 1998, through which YPF undertook to pay irrevocable non-capital
contributions to TGM in return for the Uruguayana Project pipeline expansion, and to require AESU and SULGAS (in the case the Arbitration Tribunal finds that the termination of the Gas Contract occurred due to the failure of AESU or SULGAS) to indemnify all damages caused by such termination to TGM jointly and severally. Additionally, on July 10, 2009, TGM increased the amount of its claim to US$ 17 million and claimed an additional amount of approximately US$ 366 million for loss of profits, which were considered inadmissible with respect to YPF, based on the foregoing the amendment to the complaint was answered rejecting the grounds alleged by TGM.
On April 6, 2011, the Arbitration Tribunal appointed in the “YPF vs. AESU” arbitration decided to sustain YPF’s motion, and determined the consolidation of all the related arbitrations (“AESU vs. YPF”, “TGM vs. YPF” and “YPF vs. AESU”) in the “YPF vs. AESU” arbitration. Consequently, AESU and TGM desisted from and abandoned their respective arbitrations, and all the matters claimed in the three proceedings are to be resolved in the “YPF vs. AESU” arbitration.
On January 10, 2014, YPF was served with the complaint for damages filed by AESU with the Arbitration Tribunal claiming a total amount of US$ 815.5 million and also with the complaint for damages filed by TGM with the Arbitration Tribunal claiming a total amount of US$ 362.6 million, which were rejected by YPF.
As a result of the legal and commercial complexities of the dispute between YPF, AESU and SULGAS, as well as the existence of litigation rights in different jurisdictions around the world (including Argentina, Uruguay and United States), on December 30, 2016, these companies executed an agreement under which YPF undertook to pay a total of US$ 60 million for which, without admitting facts or rights, they waived all claims that as of the date they had or could reciprocally have, with the exception, in the case of YPF, of the nullity remedies filed against the arbitral awards that remain in effect. The payment was made on January 10, 2017.
Moreover, on December 4, 2017, YPF entered into a settlement agreement with TGM terminating all existing claims between the parties, under which YPF agreed to pay TGM the sum of US$ 114 million in compensation as total and final payment of all the arbitration and legal actions of TGM (US$ 107 million in an initial payment on January 2, 2018 and the balance of US$ 7 million in 7 annual installments of US$ 1 million each, the first one maturing on February 1, 2018 and the rest on the same date of the following years). In addition, YPF committed to pay TGM the sum of US$ 13 million (in 7 annual installments of US$ 1.86 million each, with the same maturity date as the compensation balance) as payment on account of an interruptible exportation transport contract to be entered into by the parties and effective until 2027. This settlement agreement implied the withdrawal of the proceedings brought by YPF to obtain the declaration of the annulment of the Final Award of Damages and of the resources filed by TGM to obtain the revocation of the ruling of Division IV of the Federal Contentious Administrative Court of Appeals, which ordered the annulment of the Responsibility Award. The initial payment for US$ 107 million and the installments amounting to US$ 1 million and US$ 1.86 million were made timely on February 1, 2018, February 1, 2019, February 3, 2020, and February 22, 2021, respectively.

•	Transportadora de Gas del Norte S.A. (“TGN”)
On April 8, 2009, YPF filed a complaint against TGN with ENARGAS, seeking the termination of the natural gas transportation contract with TGN in connection with the natural gas export contract entered into with AESU and other parties. The termination of the contract with that company is based on: (a) the impossibility of YPF to receive the service and of TGN to render the transportation service, due to (i) the termination of the natural gas contract with SULGAS and AESU and (ii) the legal impossibility of assigning the transportation contract to other shippers because of the regulations in effect, (b) the legal impossibility of TGN to render the transportation service on a firm basis because of certain changes in law in effect since 2004, and (c) the “Teoría de la Imprevisión” available under Argentine law, when extraordinary events render a party’s obligations excessively burdensome. As of the date of these financial statements, this complaint has not been resolved.

In the complaint, TGN claimed the compliance with the contract and payment of unpaid invoices from February 20, 2007 until March 20, 2009 for a total of US$ 30 million. TGN then amended the complaint and claimed the payment of unpaid invoices (i) from April 20, 2009 until June 20, 2010 for a total of US$ 31 million, (ii) from July 20, 2010 until November 20, 2010 for a total of US$ 10 million, and (iii) from December 6, 2010 until January 4, 2011 for a total of US$ 3 million.
Additionally, TGN notified YPF of the termination of its transportation contract because of YPF’s alleged failure to pay its transportation invoices. YPF has responded to these claims, rejecting them based on the legal impossibility of TGN to render the transportation service and in the termination of the transportation contract determined by YPF and formalized with a complaint initiated before ENARGAS.
Regarding the trial for the collection of bills, in September 2011, YPF was notified of the resolution of the Court of Appeals rejecting YPF’s claims and declaring that ENARGAS is not the appropriate forum to decide on the matter and giving jurisdiction to the Civil and Commercial Federal courts to decide on the claim for the payment of unpaid invoices mentioned above.
On September 21, 2016, evidence was submitted and the case was opened. Upon the expiration of the trial period and the submission of the final arguments, the case was set for rendering judgment.
On April 3, 2013, YPF was notified of the complaint for damages brought by TGN, whereby TGN claimed the amount of US$ 142 million from YPF, plus interest and legal fees for the termination of the transportation contract. On May 31, 2013, YPF responded to the claim, requesting the dismissal thereof. On April 3, 2014, the evidence production period commenced for a
40-day
lapse, and the court notified the parties that they would submit a copy of evidence offered by them to create an exhibit binder. YPF submitted its plea on June 21, 2017, after the closing of the evidentiary period.
After both parties’ pleas were submitted, the Lower Court decided it would defer its final judgment until after deciding on the claim brought by TGN to litigate in forma pauperis. TGN appealed through separate complaints, which were dismissed by the Court of Appeals in November 2017. On June 21, 2018, TGN filed for a withdrawal to the waiver it obtained in respect of payment of Court fees and costs, based on the improvement in its financial situation during 2018, and paid the Court fees. The Court requested TGN to express the taxable basis on which payment of the Court fees was assessed and ordered to notify YPF of this waiver. YPF opposed TGN´s request that each party bears its own legal costs and on November 28, 2018 the court decided to dismiss the request for the benefit of litigation without costs and charged TGN with legal costs. Without prejudice to this, the main file went on to pass sentencing.
On April 5, 2019, the Second Chamber of the National Court of Appeals in Federal Civil and Commercial matters revoked the decision of the Lower Court and ordered that each party should bear its own costs, as it considered that YPF does not sustain any damages, since that benefit granted was only limited to the payment of the Court’s fees.
On October 16, 2020, YPF was notified of the judgment rendered by the lower court, which resolved:

•	to declare abstract the claim to fulfill the firm gas transportation agreement (the “Agreement”), filed by TGN;

•
to partially grant the claim filed in the case for fulfillment of the Agreement, and order YPF to pay for unpaid invoices in an amount to be determined by the designated accounting expert at the stage of enforcement of judgment, plus interest and court fees;

•	to admit the claim for damages and order YPF to pay the amount of US$ 231 million plus interest and court fees.
On October 22, 2020, YPF filed an appeal against the lower court’s decision regarding the claim filed for fulfillment of the Agreement and the claim for damages. On October 27, 2020, the appeal was granted.
TGN filed an appeal and only filed an Appellate Brief against the lower court judgments rendered in the case for contractual default. The appeals are being heard and their result is uncertain.

•	Nación Fideicomisos S.A. (“NAFISA”)
NAFISA initiated a claim against YPF in relation to payments of applicable fees to Fideicomiso Gas I and Fideicomiso Gas II, respectively, for natural gas transportation services to Uruguaiana corresponding to the transportation invoices claimed by TGN. A mediation hearing finished without resulting in an agreement, concluding the pre-trial
stage. Additionally, on January 12, 2012 and following a mediation process that ended without any agreement, NAFISA filed a complaint against YPF, under article 66 of Law No. 24,076, before ENARGAS, claiming the payment of certain transportation charges in an approximate amount of 339.
On February 8, 2012, YPF answered the claim, highlighting ENARGAS’ lack of competence on this matter, referring to the connection with the “TGN vs. YPF” trial, the consolidation in the “TGN vs. YPF” trial and rejecting the claim based on the theory of legal impossibility of TGN to provide the transportation services. On the same date, a similar order of consolidation was also submitted in the “TGN vs. YPF” trial. On April 12, 2012, ENARGAS resolved in favor of NAFISA. On May 12, 2012, YPF filed an appeal against such resolution to the National Court of Appeals in the Federal Contentious Administrative. On November 11, 2013, the court dismissed the direct appeal filed by YPF. In turn, on November 19, 2013, YPF submitted an ordinary appeal before the CSJN and on November 27, an extraordinary appeal was lodged before the CSJN. The ordinary appeal was granted and YPF timely filed the grounds for such an appeal. On September 29, 2015, the CSJN upheld YPF’s appeal and reversed the resolution issued by the Federal Contentious Administrative Court – Division IV – because ENARGAS lacks legal capacity to participate in these proceedings, as the parties are not subject to the Gas Law. The administrative instance for this case has been concluded, following the exhaustion of the administrative proceedings before ENARGAS. NAFISA has failed to file a complaint in court to date.
As of the date of these consolidated financial statements, the main case became statutorily barred and, therefore, it was derecognized. The statute of limitations applied given the period of time passed since judgment was entered by the CSJN. Upon judgment of the CSJN, the statute of limitations ran again, but NAFISA failed to perform any act that may toll the said statute of limitations.
15.a.3) Claims within the jurisdiction of the CNDC
The Users and Consumers Association claimed (originally against Repsol YPF S.A. before extending its claim to YPF) the reimbursement of the overprice allegedly charged to bottled LPG consumers between 1993 and 1997 and 1997 to 2001. In the response to the claim, YPF requested for the first period claimed, the application of the statute of limitations since at the date of the extension of the claim, the
2-year
limit had already elapsed.
On December 28, 2015, the lower court rendered judgment admitting the claim seeking compensation for the term between 1993 and 1997 filed by the Users and Consumers Association against YPF and ordered the Company to transfer the amount of 98 plus interest (to be estimated by the expert witness in the settlement period) to the SE, to be allocated to the trust fund created by Law No. 26,020.
The ruling rejects the claim for the items corresponding to the period between 1997 and 2001, considering that YPF’s position in the domestic bulk LPG market had not been sufficiently proved. Furthermore, the ruling dismissed the complaint against Repsol S.A., as Repsol YPF S.A. had no equity interest in YPF, nor any other kind of relation with YPF from 1993 to 1997, the period in which the plaintiffs claim YPF abused its dominant position.
The Company appealed the decision, which was admitted with suspensory effect. The Users and Consumers Association also appealed the judgment and both parties filed their respective appellate briefs.
On December 7, 2017, the Company was served with notice of the judgment of the Court of Appeals whereby: (i) confirming the claims for compensation for the 1993 to 1997 period; (ii) extending the claim of Users and Consumers Association for the period 1997 to December 1999 for the item “equity transfer of consumers to producers for the higher cost of LPG”, postponing the liquidation of the item for the execution stage of the judgment (the Court of Appeals did not set this amount); and (iii) partially granting the appeal filed by the defendant with respect to the item “damage caused by lower or different energy consumption due to the higher cost of LPG”.

It should be noted that the ruling confirmed by the Court of Appeals does not order YPF to pay the claimant the ultimately settled amount, but rather to transfer such funds to the National SE for the funds to be allocated to a trust fund created by Law No. 26,020, for purposes of the expansion of the natural gas network in areas with lower resources according to the criteria established by the enforcement authority. The enforcement authority, within 6 months from the settlement of the judgment amount, must present the corresponding feasibility studies (Decree No. 470/2015) together with a work plan, which must begin within 6 months from the presentation of the feasibility studies.
Finally, the Company filed an extraordinary appeal against the judgment of the Court of Appeals, which has been sustained and the court file has been submitted to the CSJN. As of the date of these consolidated financial statements, the case was submitted to the Consumption Secretariat of the CSJN, where it has been under analysis by the members since November 1, 2020.
15.a.4) Environmental claims:

•	La Plata
In relation with the operation of the refinery that YPF has in La Plata, there are certain claims for compensation of individual damages purportedly caused by the operation of the La Plata refinery and the environmental remediation of the channels adjacent to the mentioned refinery. During 2006, YPF submitted a presentation before the Environmental Secretariat of the Province of Buenos Aires, which put forward for consideration the performance of a study for the characterization of environmental associated risks. As previously mentioned, YPF has the right to indemnity for events and claims prior to January 1, 1991, according to Law No. 24,145 and Decree No. 546/1993. Additionally, there are certain claims that could result in the requirement to make additional investments connected with the operations of La Plata refinery.
On January 25, 2011, YPF entered into an agreement with the environmental agency of the Government of the Province of Buenos Aires (
Organismo Provincial para el Desarrollo Sostenible
, or “OPDS”), within the scope of the Remediation, Liability and Environmental Risk Control Program, created by Resolution No. 88/2010 of the OPDS. Pursuant to the agreement, the parties agreed to jointly perform an eight-year work program in the channels adjacent to the La Plata refinery, including characterization and risk assessment studies of the sediments. The agreement provides that, in the case that a required remediation action is identified because of the risk assessment studies, the different alternatives and available techniques will be considered, as well as the steps needed for the implementation. Dating studies will also be performed pursuant to the agreement, in order to determine responsibilities of the Argentine Government in accordance with its obligation to hold YPF harmless in accordance with the article 9 of Law No. 24,145 of the Privatization of YPF. In this context, YPF, with the agreement of OPDS, has carried out several studies and characterizations through specialized consultants whose progress has been notified to the provincial body. The agreement entered into between YPF and the aforementioned environmental agency of the Government of the Province of Buenos Aires was extended for a period of 24 months by Resolution No. 380/2019 issued by said entity.
In addition to the above, there are other similar claims made by neighbors of the same locale, alleging environmental and other associated damages.

•	Quilmes
The plaintiffs who allege to be residents of Quilmes, Province of Buenos Aires, have filed a lawsuit in which they have requested remediation of environmental damages and also the payment as compensation for alleged personal damages. They base their claim mainly on a fuel leak in the pipeline running from La Plata to Dock Sud, currently operated by YPF, which occurred in 1988 as a result of an unlawful act that caused the rupture of the polyduct, when YPF was a state-owned company. Fuel would have emerged and become perceptible on November 2002, which resulted in remediation works that are being performed by the Company in the affected area, supervised by the environmental authority of the Province of Buenos Aires. The Argentine Government has denied any responsibility to indemnify YPF for this matter, and the Company has sued the Argentine Government to obtain a declaration of invalidity of such decision. The suit is still pending of resolution.

In addition to the above, YPF was notified of a similar environmental claim for damages made by residents of the same locale. Such complaint has been answered in due course. At present, the case is undergoing the evidentiary stage.

•	Other environmental claims
In addition to claims discussed above, the Group has other legal claims against it based on similar arguments. In addition, non-judicial
claims have been initiated against YPF based on similar arguments. In all these cases, considering the information available to date, the estimated time remaining until the end of the proceedings, and the results of the additional evidence presented during the continuation of the litigation, the Group has charged to provision its best estimate for the objective value of the claims.
15.a.5) Tax claims

•	Dispute over the cost deduction for hydrocarbon well abandonment
The Company has recorded the cost of abandoning hydrocarbon wells in accordance with the criteria detailed in Note 2.b.6 and, in the absence of a specific treatment of that subject in the Income Tax Law and its Regulatory Decree, has deducted the charge for hydrocarbon well abandonment costs in the calculation of this tax, based on the general criteria of the standard for deduction of expenses (accrual criteria). Nevertheless, this interpretation has been objected to by the AFIP, which would allow for deductions once the expense has been done.
The AFIP understands that the deduction of costs due to the abandonment of hydrocarbon wells should be deferred until the taxpayer has the opportunity to proceed with plugging the well, once the wells have been exhausted, considering the abandonment of the well to be the event generating the accruing costs of plugging up the wells.
On the other hand, the Company, as well as other companies in the oil industry, understand that the event that generates the well-plugging costs in connection with the abandonment of hydrocarbon wells is the act of drilling, as the drilling constitutes environmental impact and, consequently, the obligation to repair such impact through well plugging arises from that moment. This obligation is not subject to any condition since there is no uncertainty as to whether well depletion will inevitably occur. The Company has learned that similar disputes have been raised by the AFIP with other companies in the oil industry.
In June 2016, the SRH of MINEM, the competent body to clarify the origin of the legal obligation in the matter, and in response to a consultation of the Chamber of Oil Exploration and Production, ruled in favor of the position of the oil companies and concluded that the substantial event generating the charge for the abandonment of hydrocarbon wells is the drilling.
This response of the Chamber has been reported to the AFIP by both the SRH and by YPF but, with respect to different questions the AFIP disregarded this position.
On December 29, 2016, the Company was notified of 2 resolutions, adjusting the income tax for the fiscal periods 2005 to 2009. On February 20, 2017, YPF filed the corresponding appeal to the TFN for such unilateral determinations.
On June 15, 2018, the Company was notified of the final decision, whereby the income tax for fiscal year 2010 was adjusted. On July 10, 2018 the Company filed the corresponding appeal to the TFN.
On November 7, 2018, the Company was notified of the commencement of a determination procedure with respect to the projected adjustment for fiscal years 2011 to 2016. The Company filed its defense on December 21, 2018.

On May 6, 2019, AFIP’s General Resolution No. 4,477/2019, was published in the BO, establishing a payment facility plan in relation to the tax liabilities being heard at the TFN, whose availability for adherence expired on August 31, 2019, with the option of adhering from May 15 to June 25 in more favorable conditions.
The Management of the Company, based on the opinion of its external advisors, and notwithstanding the technical merits for defending its position, evaluated the aforementioned payment facility plans and on June 19, 2019, adhered to the Plan established by General Resolution AFIP No. 4,477/2019, thus finally settling the dispute corresponding to periods 2005 to 2010 which was being heard at the TFN.
On February 3, 2020, the Company was given notice by AFIP regarding fiscal year 2017. On March 17, 2020, a discharge was presented.
On August 26, 2020, Law No. 27,562 was published in the BO, expanding the regime for the regularization of taxes, social security contributions and customs duties originally established by Law No. 27,541, which was regulated by General Resolution AFIP No. 4,816 / 2020.
The Management of the Company, based on the opinion of its external advisors, and notwithstanding the technical merits for defending its position, evaluated the regularization plan of Law No. 27,562, for the income tax and for the compensations made in a timely manner with the balances in favor generated by said tax, and on November 30, 2020, it adhered to the aforementioned plan for fiscal years 2011 to 2013 for 2,953, thus ending the controversy corresponding to those periods. Likewise, it proceeded to refinance the debt for fiscal years 2005 to 2010, duly regularized under the plan of General Resolution AFIP No. 4,477/2019.
Due to the restrictions established in point 6.6.1 of article 13 of Law No. 27,541 Social Solidarity and Recovery of the Productive Sector within the Public Emergency Framework and its modifications, in the event that the Company decides to distribute dividends prior to the August 26, 2022, the Company must first proceed to pay the remaining tax debt.
As of the date of these consolidated financial statements, the dispute for fiscal years 2014 to 2017 for an amount of 4,882, currently in an administrative stage before the AFIP, has not been settled yet.
Regarding fiscal years following and including 2018, it should be noted that since the enactment of the Tax Reform in December 2017, the deduction of the costs of abandonment of hydrocarbon wells at the time of the drilling phase was admitted when considering them as part of the investment cost, regardless of the period in which the effective abandonment disbursement is made.
15.a.6) Other pending litigation
During the normal course of its business dealings, the Group has been sued in numerous legal proceedings in labor, civil and commercial courts. The management of the Company, in consultation with its outside counsel, has established a provision considering the best estimate for these purposes, based on the information available as of the date of issuance of these consolidated financial statements, including legal fees and expenses.
15.b) Provision for environmental expenses and obligations for the abandonment of hydrocarbon wells
Based on the Group’s current remediation plan, the Group has accrued environmental remediation costs where assessments and/or remedy actions are probable and can reasonably be estimated.